UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2008

GERMAN AMERICAN BANCORP, INC.
(Exact name of registrant as specified in its charter)

Indiana	0-11244	35-1547518
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

711 Main Street Box 810 Jasper, Indiana	47546
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (812) 482-1314

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
࿳ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

࿳ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

࿳ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

࿳ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 22, 2008, the Board of Directors (the “Board”) of German American Bancorp, Inc. (the "Company"), by the vote of the members of the Board who are not “interested directors” within the meaning of the Marketplace Rules of the NASDAQ Stock Market, Inc., established the balanced scorecards for certain executive officers of the Company that, taken together, constitute the Company's Management Incentive Plan for such executive officers for 2008, all as recommended by the Compensation/Human Resources Committee of the Board (the "Committee”).

As in past years, certain executive officers of the Company were compensated for their services in 2007, in part, under a program (known as the Management Incentive Plan) that included the opportunity to receive incentive awards in the form of short-term incentive cash awards and long-term equity incentive awards. The Board of Directors on February 22, 2008, accepted the recommendation of the Committee that the Management Incentive Plan be continued for 2008 for specified participating executive officers, and established the criteria for personal 2008 "balanced scorecards" under the Plan for those executive officers, namely, Mark Schroeder (the Company's President and Chief Executive Officer (CEO)), Clay Ewing (President - Retail Financial Services), Kenneth Sendelweck (President - Commercial Financial Services), and Bradley Rust (Senior Vice President and Chief Financial Officer).

These balanced scorecards describe potential short-term and long-term awards, as follows:

Short-term Cash Incentive Scorecards. The Board (upon the recommendation of the Committee) established target short-term cash incentive awards for each of the participating executive officers named above, based on the extent to which performance and other criteria are achieved during 2008. The target award for each participating executive officer is fixed as a percentage (which ranges from 30% to 50%, depending upon the executive; the CEO’s percentage is 50%) of his 2008 base salary. Maximum awards (payable only if the targeted performance and other criteria are substantially exceeded) can be as much as 200% of the target awards.

Long-term Incentive Awards Scorecards. For services during 2008, each of the Company’s participating executive officers named above may also earn the right to be awarded equity-based incentive grants (which include a cash component), based upon the extent to which certain performance and other criteria are achieved over the three-year period ending December 31, 2008. Like the cash incentive award target values, the dollar values of target long-term incentive awards for the participating executive officers are figured as percentages of their current year base salary, which percentages range from 30% to 50% of 2008 base salary, depending upon the executive; the CEO’s percentage is 50%. Also like the cash incentive award scorecards, maximum long-term incentive awards (payable only if targeted performance and other criteria are substantially exceeded on an average basis over the three-year period ending December 31, 2008) may be of as much as 200% of the target awards.

Item 8.01. Other Events

Management of the Company embarked during the last half of 2007 upon a formal study of the operating effectiveness and efficiency of its financial services operations. This effectiveness study has resulted in the preparation by management of an action plan, which has been approved in principle by the Company’s Board of Directors. This action plan identifies certain tactical steps (including steps that are designed to enhance non-interest income and to reduce non-interest expense) that the Company’s Board of Directors believes must be taken if the Company is to achieve its goal of achieving financial performance that would fall within the top 25% of publicly-traded Midwest banking companies of similar size or larger.

For purposes of measuring its progress toward achieving top-quartile financial performance, the Company’s Board of Directors has established a peer group of larger bank holding companies in the Midwest. The members of this peer group are subject to change from time to time, and were most recently publicly identified (as the group was constituted in 2006 for purposes of 2006 executive compensation) by the Company’s proxy statement for its 2007 annual meeting. The Company intends to identify the members of this peer group (as it was constituted in 2007 for purposes of 2007 executive compensation) in its proxy statement for its 2008 annual meeting.

Full implementation of the plan initiatives is scheduled to be completed by the end of 2008. While the Company expects that it will begin to achieve during 2008 some of the benefits from the operating and other efficiencies that the Company hopes to achieve as a result of the implementation of the Plan, the Company also expects that its implementation of certain plan initiatives will result in certain non-routine charges to non-interest expense during 2008. Accordingly, the Company anticipates that 2009 will be the earliest fiscal year in which the intended benefits of the Plan might be realized by the Company.

Forward-Looking Statements and Associated Risks:

The statements above regarding the Company’s plans to implement an action plan, and its anticipation that implementation of the plan may improve its financial performance toward top-quartile levels (as measured against a peer group of larger Midwest banking companies) are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995.

The Company’s financial performance in past periods, including its most recent fiscal year, has not been within the top quartile of this peer group. The Company cautions readers that they should not construe the above disclosure as constituting a projection by management that an improvement in the Company’s future performance or earnings, for the years 2008, 2009 or any interim or subsequent period, will in fact occur, regardless of the degree of success experienced in implementation of the plan. Further, the peer group’s performance may improve in future periods, thus making achievement of this goal difficult even if the Company’s financial performance in fact improves in future periods when measured solely against the Company’s prior performance.

Readers are further cautioned that, by their nature, forward-looking statements are based on assumptions and are subject to risks, uncertainties, and other factors. Actual results may differ materially from the expectations of the Company that are expressed or implied by any forward-looking statement. Among the assumptions that underlie the Company’s plan to improve its financial performance through the action plan are assumptions that (a) the Company’s action plan will be supported by officers, employees and customers of the Company and (b) the Company’s business and affairs, financial and otherwise, will not be adversely affected by unrelated trends, conditions, or events. Risks, uncertainties, and other factors that could cause the Company’s future performance to vary materially and adversely from the financial performance that is expressed or implied by any forward-looking statement that is included above include the ability of the Company to effect the tactical steps contemplated by the action plan as currently planned by management without significant delay or unplanned expense; the unknown future direction of interest rates and the timing and magnitude of any changes in interest rates; the effects of changes in competitive conditions; the possibility that the Company may acquire other businesses or intangible customer relationships of other companies and the costs of integrations of such acquired businesses and intangible customer relationships; the introduction, withdrawal, success, and timing of business initiatives and strategies; changes in customer borrowing, repayment, investment, and deposit practices; changes in fiscal, monetary, and tax policies; changes in financial and capital markets, including those arising from the continuing uncertainties commonly associated with the mortgage-backed securities markets and the auction-rate securities markets, and those arising from uncertainties concerning the financial stability of bond insurers; the possibility of a recession or other adverse change in general economic conditions, either nationally or regionally, resulting in, among other things, credit quality deterioration; the impact, extent and timing of technological changes; capital management activities; actions of the Federal Reserve Board and legislative and regulatory actions and reforms; changes in accounting principles and interpretations; the inherent uncertainties involved in litigation and regulatory proceedings which could result in the Company’s incurring loss or damage regardless of the merits of the Company’s claims or defenses; and the continued availability of earnings and excess capital sufficient for the lawful and prudent declaration and payment of cash dividends. Investors should consider these risks, uncertainties, and other factors in addition to those mentioned by the Company in its other SEC filings from time to time when considering any forward-looking statement.

The forward-looking statements included in this Item speak only as of the date of this report, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the forward-looking statement is made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERMAN AMERICAN BANCORP, INC.

Date: February 28, 2008	By:	/s/ Mark A. Schroeder
Mark A. Schroeder President and Chief Executive Officer